EXHIBIT 32.1

SPORT-HALEY, INC.

CERTIFICATION

Certification Pursuant to 18 U.S.C. § 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

In connection with the Amendment No. 1 to the Quarterly Report of Sport-Haley, Inc. (the “Company”) on Form 10-Q/A for the quarterly period ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned Interim Chief Executive Officer and Chief Financial Officer of the Company, do each certify, to our respective knowledge, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated:  February 28, 2006

/s/ DONALD W. JEWELL
Donald W. Jewell
Interim Chief Executive Officer
(Principal Executive Officer)

/s/ PATRICK W. HURLEY
Patrick W. Hurley
Chief Financial Officer
(Principal Financial and Accounting Officer)